Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations and Disposal Groups [Abstract]
Disposal Groups, Including Discontinued Operations, Disclosure [Text Block]
16.	Discontinued Operations

During 2011, the Company sold two single tenant properties in January 2011 for approximately $6.5 million, and a single tenant property in December 2011 for approximately $1.5 million. In addition, the Company conveyed the former Borders corporate headquarters property in Ann Arbor, Michigan, which was subject to a non-recourse mortgage loan in default, to the lender pursuant to a consensual deed-in-lieu-of-foreclosure process during December 2011 that satisfied the loan of approximately $5.5 million. The Company also entered into a settlement agreement that provided for the termination of the ground lease on a former Borders property in Ann Arbor, Michigan, and conveyed the retail portion of the property owned by the Company to the ground lessor.

During 2010, the Company sold two single tenant properties and entered into a lease termination agreement for one property for a total of $14.2 million and recognized an aggregate net gain of $4.7 million on the three transactions. The properties were located in Santa Barbara, California, Marion Oaks, Florida and Aventura, Florida. Two of the properties were leased to Borders and one was leased to Walgreen. In addition, the Company has classified two single tenant properties that were leased to Borders and located in Tulsa, Oklahoma as held for sale as of December 31, 2010. The Company completed the sale of the two single tenant properties on January 24, 2011.

During the six months ended June 30, 2012, the Company sold three non-core properties, a vacant office property for approximately $650,000, a vacant single tenant property for $2,750,000 and a Kmart anchored shopping center in Charlevoix, Michigan for $3,500,000. In addition, the Company conveyed the four mortgaged properties, which were subject to the Crossed Loans, to the lender pursuant to a consensual deed-in-lieu-of-foreclosure process that satisfied the loans, which had an aggregate principal amount outstanding of approximately $9.2 million as of December 31, 2011. See Note 9 for more information on the Crossed Loans. The results of these properties have been reclassified and reported as discontinued operations in the consolidated statement of income for the years ended December 31, 2011, 2010 and 2009.

The results of operations for these properties are presented as discontinued operations in the Company’s Consolidated Statements of Income. Revenues for the properties were $9,922,613, $8,583,376 and $8,608,678 for the years ended December 31, 2011, 2010 and 2009, respectively. Expenses for the properties were $15,243,291, $4,909,224 and $3,129,145 for the years ended December 31, 2011, 2010 and 2009, respectively, including impairment charges of $12,150,000 and $1,980,000 for the years ended December 31, 2011 and 2010, respectively.

The Company elected to not allocate consolidated interest expense to the discontinued operations where the debt is not directly attributed to or related to the discontinued operations. Interest expense that was directly attributable to the discontinued operations was $1,313,875, $1,250,946 and $1,324,892, for the years ended December 31, 2011, 2010, and 2009, respectively, and is included in the above expense amounts.

The results of income (loss) from discontinued operations allocable to non-controlling interest was $(178,289), $301,995, and $289,307 for the years ended December 31, 2011, 2010, and 2009, respectively.